77Q1(a)

Articles of Amendment of American Century Quantitative Equity Funds, Inc.
dated  February 16, 2010, filed as Exhibit 99 (a)(17) to Form 485A
Post-Effective  Amendment No. 57 to  the  Registrant's  Registration
Statement  filed  on  Form  N-1A  March 31, 2010, effective
April 1, 2010, and incorporated herein by reference.